UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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AMERICAN ECOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
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AMERICAN ECOLOGY CORPORATION Stockholder Meeting to be held on 05/22/08 ** IMPORTANT NOTICE ** Proxy Material Available Regarding the Availability of Proxy Material • Notice and Proxy Statement · Annual Report on Form 10-K You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. PROXY MATERIAL — VIEW OR RECEIVE You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 05/09/08. AMERICAN ECOLOGY CORPORATION LAKEPOINTE CENTRE I HOW TO VIEW MATERIAL VIA THE INTERNET 300 E. MALLARD DRIVE, SUITE 300 BOISE, ID 83706 Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIAL 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following R1AEC1 page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 05/22/08 Many stockholder meetings have attendance Meeting Time: 8:00 A.M. MDT requirements including, but not limited to, the For holders as of: 03/24/08 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material Meeting Location: for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to Stoel Rives LLP vote these shares. 101 S. Capitol Blvd. Suite 1900 Vote By Internet Boise, Idaho 83702 To vote now by Internet, go to Meeting Directions: WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and For Meeting Directions Please Call: for electronic delivery of information up until 11:59 P.M. 1-800-590-5220 Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1AEC2

Voting items The Board of Directors unanimously recommends a vote FOR each of the listed nominees and FOR Proposals 2 and 3. 1. Election of Directors Nominees: 01) Victor J. Barnhart 05) Jeffrey S. Merrifield 02) Joe F. Colvin 06) John W. Poling, Sr. 03) Roy C. Eliff 07) Stephen A. Romano 04) Edward F. Heil 2. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2008. 3. To approve the new American Ecology Corporation 2008 Stock Option Incentive Plan. R1AEC3